SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 12, 2003

Date of Report

(Date of earliest event reported)

QLT INC.

(Exact name of registrant as specified in its charter)

Province of British Columbia, Canada	0-17082	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

887 Great Northern Way, Vancouver, BC V5T 4T5, Canada
(Address of principal executive offices, including zip code)

(604) 872-7881
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

On August 11, 2003, QLT Inc. (the “Company”) issued a press release announcing the terms of the Company’s $150 million private convertible senior note offering.  A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company also issued a press release announcing that The Toronto Stock Exchange has accepted notice of the Company’s intention to repurchase up to $50 million of its common shares through The Toronto Stock Exchange and/or the NASDAQ Stock Market.  A copy of the press release issued by the Company is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

99.1         Press release issued by QLT Inc. dated August 11, 2003

99.2         Press release issued by QLT Inc. dated August 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2003

.	QLT INC
	By:	/s/ William J. Newell
Name: William J. Newell
Title: Senior Vice President and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by QLT Inc. dated August 11, 2003

99.2	Press release issued by QLT Inc. dated August 11, 2003